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                                                                    EXHIBIT 23.1

CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of NETGEAR, Inc. on Form S-8, of our report dated March 9, 2001, appearing in NETGEAR, Inc.'s Registration Statement No. 333-104419 on Form S-1 filed under the Securities Act of 1933.

/s/ Deloitte & Touche LLP

San Jose, California
August 4, 2003